Exhibit 31.4

CERTIFICATION PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Jay Wells, certify that:

1.	I have reviewed this annual report on Form 10-K/A of Cott Corporation; and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/s/ Jay Wells
Jay Wells
Chief Financial Officer
Dated: April 15, 2016